AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $0.01 par value per share, of MVC Capital, Inc., a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

         Dated:   February 13, 2008

                             WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                             By:Wynnefield Capital Management, LLC,
                                         General Partner

                                         By: /s/ Nelson Obus
                                             -----------------------------------
                                                Nelson Obus, Managing Member

                             WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                             By:Wynnefield Capital Management, LLC,
                                         General Partner

                                         By: /s/ Nelson Obus
                                             -----------------------------------
                                                Nelson Obus, Managing Member

                             WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                             By:Wynnefield Capital, Inc.

                                         By: /s/ Nelson Obus
                                             -----------------------------------
                                               Nelson Obus, President

                             CHANNEL PARTNERSHIP II, L.P.

                             By: /s/ Nelson Obus
                                 -----------------------------------------------
                                   Nelson Obus, General Partner

                             WYNNEFIELD CAPITAL MANAGEMENT, LLC

                             By: /s/ Nelson Obus
                                 -----------------------------------------------
                                  Nelson Obus, Co-Managing Member

                             WYNNEFIELD CAPITAL, INC.

                             By: /s/ Nelson Obus
                                 -----------------------------------------------
                                   Nelson Obus, President

                             WYNNEFIELD CAPITAL, INC. PROFIT SHARING PLAN

                             By: /s/ Nelson Obus
                                 -----------------------------------------------
                                   Nelson Obus, Portfolio Manager


                                /s/ Nelson Obus
                                ------------------------------------------------
                                   Nelson Obus, Individually

                                /s/ Joshua Landes
                                ------------------------------------------------
                                   Joshua Landes, Individually